SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2010

                         FSB Community Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

       United States                     000-52751               74-3164710
----------------------------       ---------------------   ---------------------
(State or other jurisdiction       (Commission File No.)       (IRS Employer
    of incorporation)                                        Identification No.)



45 South Main Street, Fairport, New York                             14450
----------------------------------------                      ------------------
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (585) 223-9080


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.
            ---------------------------------------------------

     On May 26, 2010, FSB Community Bankshares, Inc. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.


1. The election of directors               For                     Withheld
                                         ---------                 --------

     Dana C. Gavenda                     1,100,108                  44,000

     Robert W. Sturn                     1,098,608                  45,500

     Charis W. Warshof                   1,098,608                  45,500

     Lowell C. Patric                    1,098,508                  45,600


2. The ratification of the appointment of ParenteBeard LLC as the Company's independent registered public accounting firm for the year ending December 31, 2010.

                            For                   Against           Abstain
                            ---                   -------           -------

                          1,347,160                3,500             4,164


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a)    Not Applicable.

(b)    Not Applicable.

(c)    Not Applicable.

(d)    Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FSB COMMUNITY BANKSHARES, INC.


DATE:  May 27, 2010                    By: /s/ Kevin D. Maroney
                                           -------------------------------------
                                           Kevin D. Maroney
                                           Chief Financial Officer